UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2003
                                                  --------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
---------------------------------------                       ----------
(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 12.  Results of Operation and Financial Condition

     On August 7, 2003, EMC Insurance Group Inc. issued the following press release announcing the second quarter of 2003 financial results:

EMC INSURANCE GROUP INC. REPORTS
2003 SECOND QUARTER RESULTS


       DES MOINES, Iowa (August 7, 2003) - EMC Insurance Group Inc. (Nasdaq/NM:EMCI) today reported operating income of $0.09 per share for the second quarter ended June 30, 2003 compared to operating income of $0.45 per share for the second quarter of 2002.(1) Operating income for the six months ended June 30, 2003 was $0.76 per share, which equaled the operating income of $0.76 per share reported for the first six months of 2002.

       Net income, including realized investment gains/losses, was $1,430,000 ($0.12 per share) for the second quarter of 2003 compared to net income of $2,945,000 ($0.26 per share) for the second quarter of 2002. Net income for the six-month period ended June 30, 2003 totaled $7,876,000 ($0.69 per share) compared to net income of $6,635,000 ($0.58 per share) for the same period in 2002.

       Results for the second quarter of 2003 were negatively impacted by a large amount of storm losses and adverse development on prior years' reserves. Storm losses for the first six months of 2003 are comparable in amount to those experienced during the storm-plagued first six months of 2001; however, the impact of these losses was not as severe because premium rates are much more adequate now than they were in 2001. The adverse development on prior years' reserves is primarily related to a strengthening of loss reserves in the workers' compensation line of business and a general strengthening of settlement expense reserves. These reserve increases were implemented in response to recently completed actuarial projections.

       Premiums earned increased 11.8 percent to $81,978,000 for the three months ended June 30, 2003 from $73,349,000 for the same period in 2002. For the six-month period ended June 30, 2003, premiums earned increased 14.5 percent to $162,360,000 from $141,858,000 for the same period in 2002. These increases are primarily attributed to rate increases implemented during the last two years in the property and casualty insurance business and growth and improved pricing in the assumed reinsurance business. The Company continued to implement rate increases in the property and casualty insurance business during the first six months of 2003 and additional rate increases are anticipated for the remainder of 2003. These rate increases will be targeted to specific territories and lines of business and generally will be smaller than the rate increases implemented during the past several months.

      "Continued positive investing and operating results brought our book
value to a record level," said President and CEO Bruce G. Kelley.   "We are
generally pleased with our performance for the first half of the year, even though results for the second quarter are down from last year. The Company monitors claims activity and performs actuarial analyses and projections of loss and settlement expense reserves on a regular basis. As necessary, reserves are strengthened in accordance with established practices that attempt to maintain consistently adequate levels of reserves."

       Catastrophe and storm losses amounted to $10,342,000 ($0.59 per share after tax) in the second quarter of 2003 compared to $3,937,000 ($0.22 per share after tax) in the second quarter of 2002. For the first six months of 2003, catastrophe and storm losses totaled $11,428,000 ($0.65 per share after tax) compared to $4,819,000 ($0.28 per share after tax) for the same period in 2002.

       The Company's GAAP combined ratio was 107.3 percent in the second quarter of 2003 compared to 101.5 percent in the second quarter of 2002. For the first six months of 2003, the GAAP combined ratio was 101.1 percent compared to 102.6 percent for the first six months of 2002.

       Net book value of the Company's stock as of June 30, 2003 was $14.93 per share, an increase of 7.9 percent from $13.84 per share at December 31, 2002.

       Employers Mutual Casualty Company has advised the Company that it intends to reinvest 25 percent of its dividends in additional shares of common stock through the Company's dividend reinvestment plan beginning in the third quarter of 2003. Employers Mutual reinvested 75 percent of its dividends in the second quarter of 2003 and 50 percent of its dividends in the first quarter of 2003.

       EMC Insurance Group Inc., the publicly-held insurance holding company of EMC Insurance Companies, owns subsidiaries with operations in property and casualty insurance and reinsurance. EMC Insurance Companies is one of the largest property and casualty entities in Iowa and among the top 60 insurance entities nationwide. For more information, visit our website www.emcinsurance.com.

       The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management's current expectations and actual results of the Company may differ materially from such expectations. The risks and uncertainties that may affect the actual results of the Company include but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; state and federal legislation and regulations; rate competition; changes in interest rates and the performance of financial markets; the adequacy of loss and settlement expense reserves, including asbestos and environmental claims; rate agency actions and other risks and uncertainties inherent to the Company's business.

       (1)The Company uses a non-GAAP financial measure called "operating income" that management believes is useful to investors because it illustrates the performance of our normal, ongoing operations, which is important in understanding and evaluating our financial condition and results of operations. While this measure is consistent with measures utilized by investors to evaluate performance, it is not a substitute for the U.S. GAAP financial measure of net income. Therefore, we have provided a reconciliation of this non-GAAP financial measure to the U.S. GAAP financial measure of net income in the Summary of Consolidated Financial Data schedule contained in this release. Management also uses non-GAAP financial measures for goal setting, determining employee and senior management awards and compensation, and evaluating performance.


                    Summary of Consolidated Financial Data
                               (UNAUDITED)

                               Three months ended        Six months ended
                                    June 30,                 June 30,
                            ----------------------- -------------------------
                                2003        2002        2003         2002
                            ----------- ----------- ------------ ------------
Premiums earned ............$81,977,768 $73,348,688 $162,359,666 $141,858,080
Net investment income ......  7,387,056   8,346,315   15,233,980   16,605,026
Other income ...............    264,328     260,163      432,158      377,275
                            ----------- ----------- ------------ ------------
Total revenues ............. 89,629,152  81,955,166  178,025,804  158,840,381

Losses and expenses ........ 88,796,144  75,064,484  165,899,535  146,751,295
                            ----------- ----------- ------------ ------------
  Operating income before
    income tax (benefit)
    expense ................    833,008   6,890,682   12,126,269   12,089,086

Income tax (benefit) expense   (215,904)  1,753,950    3,494,318    3,439,224
                            ----------- ----------- ------------ ------------
Operating income after
  income tax (benefit)
  expense ..................  1,048,912   5,136,732    8,631,951    8,649,862
                            ----------- ----------- ------------ ------------
Realized investment gains
  (losses) .................    586,584  (3,372,379)  (1,163,201)  (3,100,460)

Income tax expense (benefit)    205,304  (1,180,333)    (407,120)  (1,085,161)
                            ----------- ----------- ------------ ------------
  Net realized investment
    gains (losses) .........    381,280  (2,192,046)    (756,081)  (2,015,299)
                            ----------- ----------- ------------ ------------
    Net income .............$ 1,430,192 $ 2,944,686 $  7,875,870 $  6,634,563
                            =========== =========== ============ ============

Operating income per share
- basic and diluted ........$      0.09 $      0.45 $       0.76 $       0.76
                            =========== =========== ============ ============

Net income per share
- basic and diluted ........$      0.12 $      0.26 $       0.69 $       0.58
                            =========== =========== ============ ============

Dividend per share .........$      0.15 $      0.15 $       0.30 $       0.30
                            =========== =========== ============ ============

Average number of shares
  outstanding
- basic and diluted ........ 11,442,717  11,374,729   11,423,035   11,357,957
                            =========== =========== ============ ============



                                                June 30,
Other data:                              2003              2002
--------------------------------------------------------------------
                                               (UNAUDITED)
Book Value Per Share ..............      $14.93            $12.74
Price to Book Value ...............        1.24x             1.18x

Common stock price:
     High .........................      $20.85            $23.50
     Low ..........................      $18.00            $15.00
     Close ........................      $18.53            $15.05
Effective tax rate ................       28.2%             26.2%
Statutory surplus as regards
  policyholders-insurance
  subsidiaries (in thousands) .....    $153,626          $139,929


         Annualized Data
-----------------------------------
Net income as a percent of
  beginning stockholders' equity ..       10.0%              9.5%
Average ROE .......................        9.6%              9.3%
P/E Multiple (price/last 4 qtrs) ..       12.2x             32.0x




                             Consolidated Balance Sheet
                                                     June 30,    December 31,
                                                       2003          2002
ASSETS                                             ------------  ------------
Investments:                                        (UNAUDITED)
  Fixed maturities:
    Securities held-to-maturity, at amortized cost
      (fair value $23,270,855 and $61,639,037) ... $ 20,745,186  $ 55,033,675
    Securities available-for-sale, at fair value
      (amortized cost $387,788,519 and
      $459,844,928) ..............................  417,953,300   485,855,966
  Fixed maturity securities on loan:
    Securities held-to-maturity, at amortized cost
      (fair value $33,428,582 and $0) ............   30,144,246             -
    Securities available-for-sale, at fair value
      (amortized cost $70,505,300 and $0) ........   70,955,510             -
  Equity securities available-for-sale, at fair
    value (cost $34,630,883 and $38,444,030) .....   38,711,870    34,596,985
  Other long-term investments, at cost ...........    3,475,473     3,057,000
  Short-term investments, at cost ................   54,461,720    29,650,230
                                                   ------------  ------------
           Total investments .....................  636,447,305   608,193,856

Balances resulting from related party transactions
  with Employers Mutual:
    Reinsurance receivables ......................   12,137,066    11,582,136
    Prepaid reinsurance premiums .................    4,642,206     2,442,899
    Intangible asset, defined benefit
      retirement plan ............................    1,411,716     1,411,716
    Other assets .................................    3,042,753     1,331,816
    Indebtedness of related party ................   15,351,230             -

Cash .............................................   (4,280,288)     (119,097)
Accrued investment income ........................    8,051,825     9,179,555
Accounts receivable (net of allowance for
  uncollectible accounts of $7,297 and $7,297) ...    1,044,702       772,944
Income taxes recoverable .........................    2,715,969       213,504
Deferred policy acquisition costs ................   26,690,369    24,926,861
Deferred income taxes ............................    9,410,324    13,986,172
Goodwill, at cost less accumulated amortization
  of $2,616,234 and $2,616,234 ...................      941,586       941,586
Securities lending collateral ....................  107,255,529             -
                                                   ------------  ------------
           Total assets .......................... $824,862,292  $674,863,948
                                                   ============  ============
LIABILITIES
Balances resulting from related party transactions
  with Employers Mutual:
    Losses and settlement expenses ............... $350,985,734  $331,226,753
    Unearned premiums ............................  125,962,065   115,746,814
    Other policyholders' funds ...................    1,353,740     1,035,622
    Surplus notes payable ........................   36,000,000    36,000,000
    Indebtedness to related party ................            -     3,304,539
    Employee retirement plans ....................   10,970,232    10,014,349
    Other liabilities ............................   21,241,604    19,767,507

Securities lending obligation ....................  107,255,529             -
                                                   ------------  ------------
       Total liabilities .........................  653,768,904   517,095,584
                                                   ------------  ------------


STOCKHOLDERS' EQUITY
Common stock, $1 par value, authorized 20,000,000
  shares; issued and outstanding, 11,459,977
  shares in 2003 and 11,399,050 shares in 2002 ...   11,459,977    11,399,050
Additional paid-in capital .......................   68,360,742    67,270,591
Accumulated other comprehensive income ...........   22,364,118    14,218,330
Retained earnings ................................   68,908,551    64,880,393
                                                   ------------  ------------
       Total stockholders' equity ................  171,093,388   157,768,364
                                                   ------------  ------------
       Total liabilities and stockholders' equity  $824,862,292  $674,863,948
                                                   ============  ============



                                    Segment Information
                                        (UNAUDITED)

                            Property
Six Months Ended          and Casualty                 Parent
June 30, 2003              Insurance   Reinsurance   company    Consolidated
-----------------         ------------ ------------ ------------ ------------
Premiums earned ......... $119,547,945 $ 42,811,721 $          - $162,359,666
Losses and expenses .....  120,762,273   43,415,990            -  164,178,263
                          ------------ ------------ ------------ ------------
Underwriting loss .......   (1,214,328)    (604,269)           -   (1,818,597)

Net investment income ...   10,738,318    4,439,732       55,930   15,233,980
Other income ............      432,158            -            -      432,158
Interest expense ........      533,112      230,954            -      764,066
Other expenses ..........      610,422            -      346,784      957,206
                          ------------ ------------ ------------ ------------
  Operating income (loss)
    before income tax
    expense (benefit) ...    8,812,614    3,604,509     (290,854)  12,126,269

Realized investment
   losses ...............     (943,531)    (219,670)           -   (1,163,201)
                          ------------ ------------ ------------ ------------
  Income (loss) before
    income tax expense
    (benefit) ........... $  7,869,083 $  3,384,839 $   (290,854)$ 10,963,068
                          ============ ============ ============ ============

                            Property
Six Months Ended          and Casualty                 Parent
June 30, 2002               Insurance   Reinsurance   company    Consolidated
-----------------         ------------ ------------ ------------ ------------
Premiums earned ......... $107,811,323 $ 34,046,757 $          - $141,858,080
Losses and expenses .....  109,608,704   35,907,384            -  145,516,088
                          ------------ ------------ ------------ ------------
Underwriting loss .......   (1,797,381)  (1,860,627)           -   (3,658,008)

Net investment income ...   12,035,034    4,498,920       71,072   16,605,026
Other income ............      377,275            -            -      377,275
Interest expense ........      666,972        4,747            -      671,719
Other expenses ..........      330,657            -      232,831      563,488
                          ------------ ------------ ------------ ------------
  Operating income (loss)
    before income tax
    expense (benefit) ...    9,617,299    2,633,546     (161,759)  12,089,086

Realized investment
  (losses) gains ........   (2,056,396)  (1,049,377)       5,313   (3,100,460)
                          ------------ ------------ ------------ ------------
  Income (loss) before
    income tax expense
    (benefit) ........... $  7,560,903 $  1,584,169 $   (156,446)$  8,988,626
                          ============ ============ ============ ============


WRITTEN PREMIUMS
                                     2003           2002
                                 -----------    -----------
Property & Casualty Insurance:
Three Months ended:
  March 31,.....................$ 60,022,622    $ 54,843,250
  June 30, .....................  65,126,418      62,295,162
                                 -----------    ------------
Year to date: ..................$125,149,040    $117,138,412
                                ============    ============

Reinsurance:
Three Months ended:
  March 31,.....................$ 23,301,452    $ 17,296,985
  June 30, .....................  22,160,253      17,683,733
                                 -----------    ------------
Year to date: ..................$ 45,461,705    $ 34,980,718
                                ============    ============

Total:
Three Months ended:
  March 31,.....................$ 83,324,074    $ 72,140,235
  June 30, .....................  87,286,671      79,978,895
                                 -----------    ------------
Year to date: ..................$170,610,745    $152,119,130
                                ============    ============

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Vice President & Chief Financial Officer
August 7, 2003